Exhibit (a)(1)(B)

Letter of Transmittal
For Tender of Ordinary Shares
Pursuant to the Offer to Purchase, Dated March 5, 2026
by
Wix.com Ltd.
Up to $1,750,000,000 in Aggregate Purchase Price of its Ordinary Shares
At a Cash Purchase Price Not Greater than $92.00 per Share Nor Less than $80.00 per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE (1) MINUTE AFTER 11:59 P.M., NEW YORK CITY TIME, ON APRIL 1, 2026, UNLESS THE OFFER IS EXTENDED OR TERMINATED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”).

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your Shares, to:

If delivering by express mail, courier or other expedited service:	By mail:
Equiniti Trust Company, LLC Operations Center Attn: Onbase - Reorganization Department 1110 Centre Pointe Curve Suite #101 Mendota Heights, MN 55120	Equiniti Trust Company, LLC Operations Center Attn: Onbase - Reorganization Department 1110 Centre Pointe Curve Suite #101 Mendota Heights, MN 55120

Pursuant to the Offer to purchase up to $1,750,000,000 in aggregate purchase price of Shares, the undersigned encloses herewith and tenders the following certificates representing shares of the Company (terms used in this sentence are as defined below):

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Holder(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s)	Shares Tendered
(Please fill in. Attach separate schedule if needed—See Instruction 3)
	Certificated Shares**			Book-Entry Shares and DRS Shares
	Certificate No(s)*	Total number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Number of Shares Tendered***

TOTAL SHARES
*          Need not be completed if Shares are delivered by book-entry transfer by your broker to DTC.
**        Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered.  See Instruction 4.
***       If your Shares are held in Direct Registration (“DRS”) at Equiniti indicate the amount of Shares you are tendering in the column Number of Shares Tendered.

READ THE INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THIS LETTER OF TRANSMITTAL.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary).  If you do not designate an order and if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.  See Instruction 15.

1st:	2nd:	3rd:
4th:	5th:

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE AN IRS FORM W-9 OR, IF APPROPRIATE, IRS FORM W-8.

The undersigned represents that I (we) have full authority to tender without restriction the Shares (as defined herein) listed above.  You are hereby authorized and instructed to deliver to the address indicated above (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for ordinary shares, par value NIS 0.01 per share (each, a “Share,” and collectively, “Shares”), of Wix.com Ltd. (the “Company,” “we,” “us” or “our”) tendered pursuant to this Letter of Transmittal, for purchase by us at a price calculated as described herein and in the Offer to Purchase (as defined below) that is not greater than $92.00 nor less than $80.00 per Share to the tendering holder in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions in this Letter of Transmittal (together with any amendments and supplements thereto, this “Letter of Transmittal”), the Offer to Purchase, dated March 5, 2026 (together with any amendments or supplements thereto, the “Offer to Purchase”) and other related materials as may be amended or supplemented from time to time (collectively, with the Offer to Purchase and this Letter of Transmittal, the “Offer”).

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR SHARES TO EQUINITI TRUST COMPANY, LLC (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH ABOVE.  DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.  DELIVERIES TO THE COMPANY, J.P. MORGAN SECURITIES LLC (THE “DEALER MANAGER”) OR D.F. KING & CO., INC. (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.  DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof.  See Instruction 2.

This Letter of Transmittal (together with any amendments and supplements thereto, this “Letter of Transmittal”) is to be used either if certificates for ordinary shares, par value NIS 0.01 per share (each, a “Share,” and collectively, “Shares”), of Wix.com Ltd. (the “Company,” “we,” “us” or “our”) being tendered are to be forwarded with this Letter of Transmittal or, unless an Agent’s Message (defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Equiniti Trust Company, LLC, the depositary for the Offer (the “Depositary”), at The Depository Trust Company, which is referred to as the “Book-Entry Transfer Facility,” pursuant to the procedures set forth in Section 3 of the Offer to Purchase dated March 5, 2026 (together with any amendments or supplements thereto, the “Offer to Purchase,” and together with this Letter of Transmittal and other related materials, as each may be amended or supplemented from time to time, the “Offer”).

Tendering shareholders must deliver either the certificates for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares and all other documents required by this Letter of Transmittal to the Depositary by one (1) minute after 11:59 P.M., New York City time, on April 1, 2026, unless we extend or terminate the Offer (such date and time, as they may be extended, the “Expiration Date”).  When used together with a specific time, the term Expiration Date refers to the date on which the Offer expires.

Tendering shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or timely confirmation of book-entry in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Shares and all other documents required by this Letter of Transmittal to the Depositary by the Expiration Date must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.  All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.

Your attention is directed in particular to the following:

1.	If you wish to retain Shares you own, you do not need to take any action.

2.
If you wish to participate in the Offer and wish to maximize your chances of having Shares you are tendering by this Letter of Transmittal purchased in the Offer by the Company, you should check the box marked “Shares Tendered At Price Determined Under The Offer” below and complete the other portions of this Letter of Transmittal as appropriate.  You should understand that this election will indicate that you will accept the Final Purchase Price as determined by us in accordance with the terms and subject to the conditions of the Offer, and this election may have the effect of lowering the Final Purchase Price and could result in your tendered Shares being purchased at $80.00 per Share, which is the low end of the price range in the Offer, less any applicable withholding taxes and without interest.

3.
If you wish to select a specific price (in multiples of $1.00) at which you will be tendering your Shares, you must select the appropriate box in the section captioned “Shares Tendered At Price Determined By Shareholder” below and complete the other portions of this Letter of Transmittal as appropriate.  You should understand that this election could mean that none of your tendered Shares will be purchased if you select a box other than the box representing a price at or below the Final Purchase Price.

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES OUTLINED IN SECTION 3 OF THE OFFER TO PURCHASE AND COMPLETE THE FOLLOWING:

Name (s) of Registered Owner (s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
(See Instruction 5)

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX UNDER
(1) OR (2) BELOW).

(1)          SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER

BY CHECKING THE BOX BELOW INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered At Price Determined By Shareholder,” the undersigned hereby tenders Shares at the Final Purchase Price as shall be determined by the Company in accordance with the terms of and subject to the conditions of the Offer.

☐
The undersigned wishes to maximize its chances of having the Company purchase all of the Shares the undersigned is tendering by this Letter of Transmittal (subject to the possibility of proration).  Accordingly, by checking this box instead of one of the price boxes below, the undersigned hereby tenders its Shares at, and is willing to accept, the Final Purchase Price as determined by the Company in accordance with the terms and subject to the conditions of the Offer.  The undersigned understands that checking this box will result in its Shares being deemed to have been tendered at $80.00 per Share, which is the low end of the price range in the Offer, for purposes of determining the Final Purchase Price.  The undersigned also understands that this may have the effect of lowering the Final Purchase Price and could result in the undersigned receiving a per Share price as low as $80.00, which is the low end of the price range in the Offer, less any applicable withholding taxes and without interest.

-OR-

(2)          SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

BY CHECKING ONE OF THE FOLLOWING BOXES INSTEAD OF THE BOX UNDER “Shares Tendered At Price Determined Under The Offer,” the undersigned hereby tenders Shares at the price per Share checked.  The undersigned understands that this action could result in the Company purchasing none of the Shares tendered hereby if you select a box other than the box representing a price at or below the Final Purchase Price as determined by the Company in accordance with the terms and subject to the conditions of the Offer.

☐ $80.00	☐ $81.00	☐ $82.00	☐ $83.00	☐ $84.00
☐ $85.00	☐ $86.00	☐ $87.00	☐ $88.00	☐ $89.00
☐ $90.00	☐ $91.00	☐ $92.00

A SHAREHOLDER DESIRING TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED.  THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE.  IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

ODD LOTS
(See Instruction 14)

As described in Section 1 of the Offer to Purchase, under certain conditions, shareholders holding fewer than 100 Shares may have their Shares accepted for payment before any proration of other tendered Shares.  This preference is not available to partial tenders, or to beneficial or record holders of an aggregate of 100 or more Shares, even if such holders have separate accounts or certificates representing fewer than 100 Shares.

Accordingly, this section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares.  The undersigned certifies that it either (check one box):

☐	owns, beneficially or of record, an aggregate of fewer than 100 Shares and is tendering all such Shares; or

☐
is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, on behalf of the beneficial owner(s), Shares with respect to which it is the record holder and (ii) believes, based upon representations made to it by the beneficial owner(s) of such Shares, that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all such Shares.

CONDITIONAL TENDER
(See Instruction 13)

A shareholder may tender Shares subject to the condition that a specified minimum number of the shareholder’s Shares tendered pursuant to the Letter of Transmittal must be purchased if any Shares tendered are purchased, all as described in the Offer to Purchase and particularly in Section 6 of the Offer to Purchase.  Unless at least the minimum number of Shares indicated below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered will be purchased.  It is the tendering shareholder’s responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and the Company urges shareholders to consult their own financial and tax advisors before completing this section.  Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

☐	The minimum number of Shares that must be purchased, if any are purchased, is: __________ Shares.

If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary.  However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares and checked this box:

☐	The tendered Shares represent all Shares held by the undersigned.

ISRAELI RESIDENCY FOR ISRAELI TAX PURPOSES
(See Instruction 10)

Tendering shareholders are required to certify whether they are Israeli residents for Israeli tax purposes, in order to enable the Company to determine the Israeli tax withholding treatment in connection with the tender of their Shares. The undersigned hereby declares and certifies as follows (check one box):

☐	Option 1: The undersigned is a non-Israeli Resident for Israeli tax purposes.

☐
Option 2: The undersigned is an Israeli Resident for Israeli tax purposes, holding their Shares through an Israeli financial institution or broker. The undersigned understands that checking this box might result in the Israeli financial institution or broker’s withholding of Israeli tax from the undersigned’s consideration, in accordance with its standard practice.

☐
Option 3: The undersigned is an Israeli Resident for Israeli tax purposes, holding their Shares through a non-Israeli (foreign) financial institution or broker. The undersigned understands that checking this box requires the undersigned to contact the Company directly at TO@Wix.com no later than the Expiration Date to provide the required Israeli tax documentation and cost-basis data (as reasonably requested by the Company or its withholding agent) in order to determine the applicable withholding. The undersigned acknowledges that if it does not timely provide the required documentation and cost-basis data to the Company, it will be subject to default Israeli tax withholding at a rate of 25% of the gross consideration payable to it (unless the Company or its withholding agent determines that a different rate is required under applicable law).

LOST OR DESTROYED CERTIFICATE(S)

IF ANY SHARE CERTIFICATE REPRESENTING SHARES THAT YOU OWN HAS BEEN LOST, STOLEN OR DESTROYED, PLEASE CONTACT EQUINITI TRUST COMPANY, LLC (“EQUINITI”) AS THE TRANSFER AGENT AT THE TOLL-FREE NUMBER 1 (877) 248-6417 PROMPTLY TO OBTAIN INSTRUCTIONS AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE.  THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED.  PLEASE CONTACT EQUINITI IMMEDIATELY TO PERMIT TIMELY PROCESSING OF THE REPLACEMENT DOCUMENTATION.  SEE INSTRUCTION 12.

NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.  PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Wix.com Ltd., an Israeli company (the “Company,” “we,” “us” or “our”), the above-described ordinary shares, par value NIS 0.01 per share, of the Company (each, a “Share,” and collectively, “Shares”) at the price per Share indicated in this Letter of Transmittal, to the tendering holder in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated March 5, 2026 (together with any amendments or supplements thereto, the “Offer to Purchase”), this Letter of Transmittal (together with any amendments or supplements thereto, this “Letter of Transmittal”) and other related materials as may be amended or supplemented from time to time (collectively, with the Offer to Purchase and this Letter of Transmittal, the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, Shares tendered pursuant to this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby agrees to sell, assign and transfer to the Company, or upon the order of the Company will sell, assign and transfer to the Company, all right, title and interest in and to all Shares that are being tendered hereby, to the full extent of the undersigned’s rights with respect to such tendered Shares to:

1.
deliver certificates for such tendered Shares or transfer ownership of such tendered Shares on the account books maintained by The Depository Trust Company (which, in the Offer, is called the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by Equiniti Trust Company, LLC, the depositary for the Offer (the “Depositary”), as the undersigned’s agent, of the aggregate purchase price (less any applicable withholding taxes and without interest) with respect to such tendered Shares;

2.	present such tendered Shares for cancellation and transfer on the Company’s books; and

3.	receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Shares, all in accordance with the terms of and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned:

1.	has a “net long position” in Shares or Equivalent Securities (as defined below) that is at least equal to the number of Shares being tendered;

2.
has full power and authority to tender, sell, assign and transfer the tendered Shares and that, when the same are accepted for payment, the Company will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Shares, and the same will not be subject to any adverse claim or right; and

3.
will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all such other Shares or other securities or rights), all in accordance with the terms of and subject to the conditions of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1.
the tender of Shares properly tendered pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal and not properly withdrawn pursuant to Section 4 of the Offer to Purchase constitutes the undersigned’s acceptance of the terms and conditions of the Offer, and the Company’s acceptance for payment of the Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer;

2.
it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), for a person, acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless, at the time of tender and at the Expiration Date (as defined in the Offer to Purchase), such person has a “net long position” in (i) the Shares that is equal to or greater than the amount tendered, and will deliver or cause to be delivered such Shares for the purpose of tender to the Company within the period specified in the Offer, or (ii) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer, and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Company within the period specified in the Offer.  Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.  A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering shareholder’s representation and warranty to the Company that (i) such shareholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (ii) such tender of Shares complies with Rule 14e-4;

3.
the Company will, upon the terms and subject to the conditions of the Offer, purchase Shares properly tendered and not properly withdrawn at a price calculated as described herein and in the Offer to Purchase that is a price not greater than $92.00 nor less than $80.00 per Share;

4.
upon the terms and subject to the conditions of the Offer, the Company will determine a single per Share price that it will pay for Shares properly tendered and not properly withdrawn from the Offer, taking into account the number of Shares properly tendered and the prices specified, or deemed specified, by tendering shareholders.

This single per Share price (the “Final Purchase Price”) will be the lowest single purchase price, not greater than $92.00 nor less than $80.00 per Share, that would allow the Company to purchase up to 21,875,000  Shares (at the low end of the price range in the Offer), or all Shares properly tendered and not properly withdrawn in the event that fewer than 21,875,000 Shares are properly tendered and not properly withdrawn.

5.
the Company reserves the right, in its sole discretion, to change the per Share purchase price range and to increase or decrease the number of Shares sought in the Offer, subject to applicable law and the authority of the Company to conduct a share repurchase program of up to $2.0 billion in aggregate purchase price of its outstanding Shares and/or 0.00% Convertible Senior Notes due 2030 through December 31, 2027, including any contemplated restrictions or limitations on such repurchases, as approved by our Board of Directors at its meeting held on January 27, 2026 (the “Board Repurchase Authorization”).  In accordance with the rules of the Securities and Exchange Commission (the “SEC”), subject to the Board Repurchase Authorization, the Company may increase the number of Shares accepted for payment in the Offer by no more than 2% of the outstanding Shares without extending the Offer;

6.
only Shares properly tendered at prices at or below the Final Purchase Price and not properly withdrawn will be purchased upon the terms and subject to the conditions of the Offer.  However, because of proration, “Odd Lot” priority and the conditional tender provisions described in the Offer to Purchase, the Company may not purchase all of the Shares tendered at or below the Final Purchase Price;

7.
Shares not purchased in the Offer, including Shares tendered at prices in excess of the Final Purchase Price and Shares not purchased because of proration or conditional tender, will be returned to you at the Company’s expense promptly after the Expiration Date;

8.
upon the terms and subject to the conditions of the Offer and subject to applicable law and the Board Repurchase Authorization, the Company expressly reserves the right, in its sole discretion, (i) upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase, to (a) terminate the Offer and return all tendered Shares to tendering shareholders, (b) extend the Offer and, subject to withdrawal rights as set forth in the Offer to Purchase, retain all of the tendered Shares until the expiration of the Offer as so extended, (c) waive a condition of the Offer and, subject to any requirement to extend the period of time during which the Offer is open, purchase all of the Shares properly tendered and not properly withdrawn prior to the Expiration Date or (d) delay acceptance of payment or payment for Shares, subject to applicable law and the Board Repurchase Authorization, until satisfaction or waiver of the conditions to the Offer, and (ii) to extend the period of time during which the Offer is open, and thereby delay acceptance for payment of, and payment for, any Shares, by giving oral or written notice of such extension to the Depositary and making a public announcement thereof.  During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering shareholder to withdraw such shareholder’s Shares;

9.
shareholders who cannot deliver certificates for their Shares and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;

10.	the Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Shares pursuant to the Offer; and

11.
THE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF, SHAREHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer.

Unless otherwise indicated below in the box captioned “Special Payment Instructions,” please issue the check for the purchase price for Shares accepted for payment (less any applicable withholding taxes) in the name(s) of, and/or return any certificates for Shares not properly tendered or accepted for payment to, the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price for Shares accepted for payment (less any applicable withholding taxes) and/or return any certificates for Shares not properly tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.”

In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price (less any applicable withholding taxes) for Shares accepted for payment and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated.  Unless otherwise indicated in the box captioned “Special Payment Instructions,” please credit any Shares properly tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above.  Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Shares for which Special Payment Instructions have been given.  The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of Shares so properly tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for Shares not properly tendered or not accepted for payment and/or the check for the purchase price for Shares accepted for payment (less any applicable withholding taxes) are to be issued in the name of someone other than the undersigned or if Shares properly tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue:   ☐ Check and/or

             ☐ Share Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the certificates for Shares not properly tendered or not accepted for payment and/or the check for payment of the purchase price for Shares accepted for payment (less any applicable withholding taxes) are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered.”

Issue: ☐ Check and/or

           ☐ Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.
Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such registered holder(s) has or have completed the box captioned “Special Delivery Instructions” or the box captioned “Special Payment Instructions” on this Letter of Transmittal or (ii) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a Medallion Program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution” as the term is defined in Exchange Act Rule 17Ad-15 (each an “Eligible Institution”).  In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.  See Instruction 6.  If you have any questions regarding the need for a signature guarantee, please call the Information Agent at 1-800-280-6942.

2.
Requirements of Tender.  This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase.  For a shareholder to validly tender Shares pursuant to the Offer, (i) this Letter of Transmittal, properly completed and duly executed, and the certificate(s) representing the tendered Shares, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date, (ii) this Letter of Transmittal, properly completed and duly executed, together with any required Agent’s Message and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date and Shares must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date or (iii) the shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date.  If the Company extends the Offer beyond that time, tendered Shares may be withdrawn at any time until the extended Expiration Date.  If, following the Expiration Date, the Company has not accepted for payment Shares that a shareholder has properly tendered to the Company by one (1) minute after 11:59 P.M., New York City time, on April 1, 2026, such shareholder may also withdraw its Shares at any time thereafter.  To withdraw tendered Shares, shareholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Letter of Transmittal.

Any notice of withdrawal must specify the name of the tendering shareholder, the number of Shares to be withdrawn, and the name of the registered holder of such Shares.  In addition, if the certificates for Shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the certificates, the tendering shareholder must also submit the serial numbers shown on the particular certificates for Shares to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution).  If Shares have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify the name and the number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares and otherwise comply with the procedures of that facility.  Withdrawals may not be rescinded and any Shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn Shares are properly re-tendered prior to the Expiration Date by following the procedures described above.

Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.  Pursuant to those procedures, (a) tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a book-entry confirmation with respect to all such Shares), together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary, in each case, within one (1) trading day after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase.  A “trading day” is any day on which The Nasdaq Stock Market LLC is open for business.  The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SHAREHOLDER.  SHARES, AND THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION).  WHEN DELIVERING BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS.  IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted.  No fractional Shares will be purchased.  All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

3.	Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4.
Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer).  If fewer than all of the Shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Description of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, Shares tendered herewith.  All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.
Indication of Price at Which Shares are Being Tendered.  For Shares to be properly tendered, the shareholder MUST either (1) check the box in the section captioned “Shares Tendered At Price Determined Under The Offer” in order to maximize the chance of having the Company accept for payment all of the Shares tendered pursuant to this Letter of Transmittal (subject to the possibility of proration) or (2) check the box indicating the price per Share at which such shareholder is tendering Shares under “Shares Tendered At Price Determined by Shareholder.” Selecting option (1) could result in the shareholder receiving a price per Share as low as $80.00, the low end of the price range in the Offer, less any applicable withholding taxes and without interest.

ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED.  IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES.  A SHAREHOLDER WISHING TO TENDER PORTIONS OF SUCH SHAREHOLDER’S SHARES AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SHAREHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SHAREHOLDER’S SHARES. The same Shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

6.
Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change or alteration whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing and submit proper evidence satisfactory to the Company of his or her authority to so act.

If this Letter of Transmittal is signed by the registered owner(s) of Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s).  Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of Shares tendered hereby, the certificate(s) representing such Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s).  The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

7.
Stock Transfer Taxes.  Except as otherwise provided in this Instruction 7, the Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer.  If payment of the purchase price for Shares for payment is to be made to, or if Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be the responsibility of the transferring shareholder unless satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.
Special Payment and Delivery Instructions.  If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal, or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

9.
Waiver of Conditions; Irregularities.  All questions as to the number of Shares to be accepted, the purchase price to be paid for Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and the validity (including time of receipt) and form of any notice of withdrawal of tendered Shares will be determined by the Company, in its sole discretion, subject to applicable laws, and such determination will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction.  The Company may delegate power in whole or in part to the Depositary.  The Company reserves the absolute right to reject any or all tenders of any Shares that the Company determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company’s counsel, be unlawful.  The Company reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form.  The Company also reserves the absolute right, subject to the applicable rules and regulations of the SEC, to waive any of the conditions of the Offer prior to the Expiration Date or any defect or irregularity in any tender or withdrawal with respect to any particular Shares or any particular shareholder (whether or not the Company waives similar defects or irregularities in the case of other shareholders), and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction.  In the event a condition of the Offer is waived with respect to any particular shareholder, the same condition will be waived with respect to all shareholders.  No tender or withdrawal of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing shareholder or waived by the Company.  The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Shares.  Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time the Company determines.  None of the Company, the Dealer Manager, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.

10.
Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. Holder (as defined below) tendering Shares in the Offer must (a) qualify for an exemption, as described below or (b) provide the Depositary or other applicable withholding agent with such U.S. Holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on IRS Form W-9, a copy of which may be obtained from the Depositary or from the IRS website (www.irs.gov), and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the U.S. Holder is exempt from backup withholding, (y) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (iii) the U.S. Holder is a U.S. person (including a U.S. resident alien).  If a U.S. Holder does not provide a correct TIN or fails to provide the certifications described above, the payment of cash to such U.S. Holder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate (currently 24%).

A “U.S. Holder” is any shareholder that for U.S. federal income tax purposes is (i) a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code, (ii) a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” within the meaning of Section 7701(a)(30) of the Code have the authority to control all substantial decisions of the trust, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.

Backup withholding is not an additional tax.  Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS.  If backup withholding results in an overpayment of tax, a refund can be obtained upon timely filing an income tax return.  A tendering U.S. Holder is required to give the Depositary or other applicable withholding agent the TIN of the record owner of the Shares being tendered.  If Shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the IRS Form W-9, a copy of which may be obtained from the Depositary or from the IRS website (www.irs.gov), for guidance on which number to report.

If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9.  Writing “Applied For” means that a U.S. Holder has already applied for a TIN or that such U.S. Holder intends to apply for one soon.  Notwithstanding that the U.S. Holder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some shareholders are exempt from backup withholding.  To prevent possible erroneous backup withholding, exempt shareholders should consult the instructions to the IRS Form W-9 for additional guidance.

Non-U.S. Holders (as defined below) should complete and sign the main signature form and IRS Form W-8BEN or W-8BEN-E, if applicable, or other applicable IRS Form W-8 in order to avoid backup withholding.  A copy of the appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website (www.irs.gov).  A “Non-U.S. Holder” is a shareholder that is not a U.S. Holder.  A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9.  See the instructions to the IRS Form W-9 for more instructions.

Any payments made pursuant to the Offer, whether to U.S. or Non-U.S. Holders, that are treated as wages will be subject to applicable wage withholding (regardless of whether an IRS Form W-9 or applicable IRS Form W-8 is provided).

Each Holder is urged to consult its tax advisers for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or another version of IRS Form W-8 to claim exemption from backup withholding.

Israeli Tax Withholding. To determine the Israeli tax withholding treatment in connection with the tender of your Shares, you will be required to certify whether you are an Israeli resident or a non-Israeli resident for Israeli tax purposes and, if you are an Israeli resident, whether your Shares are held through an Israeli financial institution or broker or through a non-Israeli (foreign) financial institution or broker.  Tendering holders will provide this certification by designating the applicable “Tax Code” corresponding to the categories set forth below:

Option 1: The tendering holder is a non-Israeli Resident for Israeli tax purposes. If this category applies to you, select Option 1. No Israeli tax will be withheld from the cash consideration paid to you.

Option 2: The tendering holder is an Israeli Resident for Israeli tax purposes, holding their Shares through an Israeli financial institution or broker. If this category applies to you, select Option 2. The Israeli financial institution or broker will generally withhold Israeli tax from your consideration in accordance with its standard practice.

Option 3: The tendering holder is an Israeli Resident for Israeli tax purposes, holding their Shares through a non-Israeli (foreign) financial institution or broker. If this category applies to you, select Option 3. Holders selecting Option 3 are required to contact the Company directly at TO@Wix.com no later than the Expiration Date to provide the required Israeli tax documentation and cost-basis data (as reasonably requested by the Company or its withholding agent) in order to determine the applicable withholding. If you select Option 3, and do not timely provide the required documentation and cost-basis data to the Company, you will be subject to default Israeli tax withholding at a rate of 25% of the gross consideration payable to you (unless the Company or its withholding agent determines that a different rate is required under applicable law).

IMPORTANT NOTE: you must select a truthful and valid Tax Code as instructed herein in tendering your Shares. Any blank or invalid instruction, will result in default Israeli tax withholding at a rate of 25% of the gross consideration payable to you pursuant to the Offer (unless the Company or its withholding agent determines that a different rate is required under applicable law).

If Israeli tax is withheld from your consideration even though you are eligible for an exemption or a reduced tax rate, you may be able to claim a refund by filing an Israeli tax return. You should consult your tax advisor about filing an application for such refund.

11.
Requests for Assistance or Additional Copies.  If you have questions or need assistance, you should contact the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of the Offer to Purchase.  If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the IRS Form W-9 or other related materials, you should contact the Information Agent.  Copies will be furnished promptly at the Company’s expense.

12.
Lost, Destroyed or Stolen Certificates.  If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify Equiniti, as the transfer agent, at the toll-free number 1 (877) 248-6417.  The shareholder will then be instructed by Equiniti as to the steps that must be taken in order to replace the certificate.  This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13.	Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.

If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery.  In this box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

As discussed in Sections 3 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased.  Upon the terms and subject to the conditions of the Offer, if, because of proration (because more than the number of Shares sought are properly tendered), the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders made at or below the Final Purchase Price by random lot, if necessary.  However, to be eligible for purchase by random lot, you must have tendered all of your Shares and check the box so indicating.  Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.  If you are an Odd Lot Holder (as defined in the Offer to Purchase) and you tender all of your Shares, you cannot conditionally tender, because your Shares will not be subject to proration.

The conditional tender alternative is made available so that a U.S. Holder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for U.S. federal income tax purposes. It is the tendering shareholder’s responsibility to calculate the minimum number of Shares that must be purchased from the U.S. Holder in order for such U.S. Holder to qualify for sale rather than dividend treatment.  Each shareholder is urged to consult his or her own tax advisor.  See Section 6 of the Offer to Purchase.

14.
Odd Lots.  As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares properly tendered before the Expiration Date and not properly withdrawn, Shares purchased first will consist of all Odd Lots of less than 100 Shares from shareholders who validly tender all of their Shares at or below the Final Purchase Price and who do not validly withdraw them before the Expiration Date.  Tenders of less than all of the Shares owned, beneficially or of record, by such Odd Lot Holder will not qualify for this preference.  This preference will not be available unless the section captioned “Odd Lots” in this Letter of Transmittal is completed.

15.
Order of Purchase in Event of Proration.  As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration.  The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on Shares purchased.  See Section 1 and Section 13 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE, PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

The document instructs the owner(s) to sign, stating “IMPORTANT — SIGN HERE (U.S. Stockholders Complete IRS Form W‑9 Included Below).” It requests the signature(s) of the owner(s), their printed name(s), capacity (full title), address including zip code, area code and telephone number, email address, and date. It explains that the signature must match exactly as the name appears on the security position listing, electronic book‑entry account, or as authorized by certificates and documents submitted. If the signer is acting as a trustee, executor, administrator, guardian, attorney‑in‑fact, agent, corporate officer, or in any fiduciary or representative capacity, the necessary information must be provided. A section titled “SIGNATURE GUARANTEE(S)” notes that it may be required and refers to Instructions 1 and 4. It is designated for financial institutions only, instructing them to place the medallion guarantee in the provided space. It then asks for the authorized signature(s), name, title, name of firm, address including zip code, area code and telephone number, and date.

 Form W-9  Request for Taxpayer Identification Number and Certification  Go to www.irs.gov/FormW9 for instructions and the latest information.  Give form to the requester. Do not send to the IRS.  Print or type.  See Specific Instructions on page 3.  (Rev. March 2024) Department of the Treasury Internal Revenue Service  Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.  Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.)  Business name/disregarded entity name, if different from above.  3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes.  Individual/sole proprietor C corporation S corporation Partnership Trust/estate LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .  Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.  Other (see instructions)  3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . .  4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):  Exempt payee code (if any)  Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any)  (Applies to accounts maintained outside the United States.)  Address (number, street, and apt. or suite no.). See instructions. Requester’s name and address (optional)  City, state, and ZIP code  List account number(s) here (optional)  Part I Taxpayer Identification Number (TIN)  Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a  TIN, later.  Social security number  –  –  or  Employer identification number  –  Part II  Certification  Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter.  Under penalties of perjury, I certify that:  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and  I am a U.S. citizen or other U.S. person (defined below); and  The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.  Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.  Sign Here  Signature of  U.S. person  Date  General Instructions  Section references are to the Internal Revenue Code unless otherwise noted.  Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.  What’s New  Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification.  New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).  Purpose of Form  An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they  Form W-9 (Rev. 3-2024)  Cat. No. 10231X

 Form W-9 (Rev. 3-2024)  Page 2  must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.  Form 1099-INT (interest earned or paid).  Form 1099-DIV (dividends, including those from stocks or mutual funds).  Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).  Form 1099-NEC (nonemployee compensation).  Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).  Form 1099-S (proceeds from real estate transactions).  Form 1099-K (merchant card and third-party network transactions).  Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).  Form 1099-C (canceled debt).  Form 1099-A (acquisition or abandonment of secured property).  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.  Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.  By signing the filled-out form, you:  Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);  Certify that you are not subject to backup withholding; or  Claim exemption from backup withholding if you are a U.S. exempt payee; and  Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and  Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.  Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.  Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:  An individual who is a U.S. citizen or U.S. resident alien;  A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;  An estate (other than a foreign estate); or  A domestic trust (as defined in Regulations section 301.7701-7).  Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.  The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.  In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.  In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.  In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.  See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.  Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).  Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.  If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.  The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.  The treaty article addressing the income.  The article number (or location) in the tax treaty that contains the saving clause and its exceptions.  The type and amount of income that qualifies for the exemption from tax.  Sufficient facts to justify the exemption from tax under the terms of the treaty article.  Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.  If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.  Backup Withholding  What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.  You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.  Payments you receive will be subject to backup withholding if:  You do not furnish your TIN to the requester;  You do not certify your TIN when required (see the instructions for Part II for details);  The IRS tells the requester that you furnished an incorrect TIN;  The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or  You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled- out form” above (for reportable interest and dividend accounts opened after 1983 only).

 Form W-9 (Rev. 3-2024)  Page 3  Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.  See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier.  What Is FATCA Reporting?  The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.  Updating Your Information  You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.  Penalties  Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.  Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.  Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.  Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.  Specific Instructions  Line 1  You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.  If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.  Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.  Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.  Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.  Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.  Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.  Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For  example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form  W-9. This is the case even if the foreign person has a U.S. TIN.  Line 2  If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.  Line 3a  Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.  IF the entity/individual on line 1 is a(n) . . .  THEN check the box for . . .  Corporation  Corporation.  Individual or  Sole proprietorship  Individual/sole proprietor.  LLC classified as a partnership for U.S. federal tax purposes or  LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation  Limited liability company and enter the appropriate tax classification:  P = Partnership,  C = C corporation, or S = S corporation.  Partnership  Partnership.  Trust/estate  Trust/estate.  Line 3b  Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.  Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).  If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.  Line 4 Exemptions  If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.  Exempt payee code.  Generally, individuals (including sole proprietors) are not exempt from backup withholding.  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.  The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.  1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

 Form W-9 (Rev. 3-2024)  Page 4  2—The United States or any of its agencies or instrumentalities.  3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.  4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.  5—A corporation.  6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.  7—A futures commission merchant registered with the Commodity Futures Trading Commission.  8—A real estate investment trust.  9—An entity registered at all times during the tax year under the Investment Company Act of 1940.  10—A common trust fund operated by a bank under section 584(a). 11—A financial institution as defined under section 581.  12—A middleman known in the investment community as a nominee or custodian.  13—A trust exempt from tax under section 664 or described in section 4947.  The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.  IF the payment is for . . .  THEN the payment is exempt for . . .  Interest and dividend payments  All exempt payees except for 7.  Broker transactions  Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.  Barter exchange transactions and patronage dividends  Exempt payees 1 through 4.  Payments over $600 required to be reported and direct sales over  $5,0001  Generally, exempt payees 1 through 5.2  Payments made in settlement of payment card or third-party network transactions  Exempt payees 1 through 4.  1 See Form 1099-MISC, Miscellaneous Information, and its instructions.  2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.  Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code.  A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).  B—The United States or any of its agencies or instrumentalities.  C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.  D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).  E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).  F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.  G—A real estate investment trust.  H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.  I—A common trust fund as defined in section 584(a). J—A bank as defined in section 581.  K—A broker.  L—A trust exempt from tax under section 664 or described in section 4947(a)(1).  M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.  Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.  Line 5  Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.  Line 6  Enter your city, state, and ZIP code.  Part I. Taxpayer Identification Number (TIN)  Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.  If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.  If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN.  Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.  How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.  If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.  Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.  Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

 Form W-9 (Rev. 3-2024)  Page 5  Part II. Certification  To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.  For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.  Signature requirements. Complete the certification as indicated in items 1 through 5 below.  Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.  Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.  Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.  Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).  Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.  What Name and Number To Give the Requester  For this type of account:  Give name and SSN of:  1. Individual  The individual  2. Two or more individuals (joint account) other than an account maintained by an FFI  The actual owner of the account or, if combined funds, the first individual on the account1  3. Two or more U.S. persons  (joint account maintained by an FFI)  Each holder of the account  4. Custodial account of a minor (Uniform Gift to Minors Act)  The minor2  5. a. The usual revocable savings trust (grantor is also trustee)  The grantor-trustee1  b. So-called trust account that is not a legal or valid trust under state law  The actual owner1  6. Sole proprietorship or disregarded entity owned by an individual  The owner3  7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**  The grantor*  For this type of account:  Give name and EIN of:  8. Disregarded entity not owned by an individual  The owner  9. A valid trust, estate, or pension trust  Legal entity4  10. Corporation or LLC electing corporate status on Form 8832 or Form 2553  The corporation  11. Association, club, religious, charitable, educational, or other tax-exempt organization  The organization  12. Partnership or multi-member LLC  The partnership  13. A broker or registered nominee  The broker or nominee  14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments  The public entity  15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**  The trust  1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.  2 Circle the minor’s name and furnish the minor’s SSN.  3 You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.  4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)  * Note: The grantor must also provide a Form W-9 to the trustee of the trust.  ** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.  Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.  Secure Your Tax Records From Identity Theft  Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.  To reduce your risk:  Protect your SSN,  Ensure your employer is protecting your SSN, and  Be careful when choosing a tax return preparer.  If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.  If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.  For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

 Form W-9 (Rev. 3-2024)  Page 6  Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.  Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.  The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.  If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.  Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.  Privacy Act Notice  Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information.  Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.